UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                          FORM 8-K

                       Current Report
Pursuant to section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2012
                     ------------------

              Dynasil Corporation of America
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   (Exact name of registrant as specified in its charter)


Delaware                        000-27503                  22-1734088
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(State or other                 Commission               (IRS Employer
jurisdiction of incorporation)  File Number)           Identification No.)


            44 Hunt Street, Watertown, MA  02472
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          (Address of principal executive offices)


                       (617)-668-6855
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    (Registrant's telephone number, including area code)


                      Not Applicable
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(Former name or former address, if changed since last report)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Section 8 - Other Events

  Item 8.01 Other Events.

  On December 31, 2012, the Registrant, Dynasil Corporation of
  America ("Dynasil" or the "Company"), issued a press release announcing that the Company is in default of the financial covenants set forth in the terms of its outstanding indebtedness with respect to its fiscal
  year ended September 30, 2012 ("2012 Fiscal Year").   The Company
  continues to be current with all principal and interest payments due on all its outstanding indebtedness. Management has spent considerable time and effort addressing these financial covenant defaults, including discussions with its senior lender, the ongoing evaluation of various strategic and restructuring alternatives and an analysis of the covenant failure and its effect on the Company's financial statements for the 2012 Fiscal Year. With respect to the latter, as a result of the recent underperformance underlying the covenant failure, the Company is conducting, and has yet to complete goodwill and intangible asset impairment analyses. The Company expects to record significant non-cash impairment charges for the fiscal year 2012, though at this time the Company cannot provide an estimate of such impairment charges. Given the uncertainty created by the defaults, the Company's independent registered public accounting firm will include an explanatory paragraph indicating doubt about the Company's ability to continue as a going concern, as required by the professional auditing standards. Additionally, Dynasil plans to file a Notification of Late Filing on Form 12b-25 with the Securities and Exchange Commission on January 2, 2013 that will allow the Company to extend the deadline to file its Annual Report on Form 10-K by 15 calendar days. The Company has taken this step in order to have more time to finalize the preparation of its financial statements for the fiscal year ended September 30, 2012 and complete the audit process. With this extension, the Company's Form 10-K will be deemed timely filed if it is filed not later January 15, 2013. The Company intends to file the Form 10-K as soon as practicable.

  The information set forth in that press release, which is filed as an exhibit to this Report, is incorporated herein by reference.

  Item 9.01 Financial Statements and Exhibits.

  (d) Exhibits


Exhibit
Number           Description
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99.1             Dynasil Corporation of America Press Release,
                 dated December 31, 2012


                         SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DYNASIL CORPORATION OF AMERICA

  Date: December 31, 2012     By:     /s/ Richard Johnson
                              Name:   Richard Johnson
                              Title:  Chief Financial Officer


                       Exhibit Index

Exhibit
Number           Description
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99.1             Dynasil Corporation of America Press Release,
                 dated December 31, 2012